UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 30, 2018

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

______________________________________________________________________________

Item 7.01    Regulation FD Disclosure.

GNC Holdings, Inc. announced today that it is continuing to work with Harbin Pharmaceutical Group Holding Co., Ltd. ("Hayao") towards completing their previously announced $300 million strategic investment by Hayao in GNC, as well as the joint venture between the companies in China. As previously announced, GNC and Hayao have received approvals for the transaction from each company’s shareholders, as well as regulatory approvals from the Committee on Foreign Investment in the United States ("CFIUS") and the respective competent local subdivisions of the State-owned Assets Supervision and Administration of State Counsel ("SASAC") of the People’s Republic of China ("PRC") and the PRC’s Ministry of Commerce ("MOFCOM"). In addition, the companies previously announced that Hayao received written notice from the competent local subdivision of the PRC’s National Development and Reform Commission ("NDRC") that the transaction has been accepted and filed. The transaction remains subject to the required procedural step of foreign exchange registration with the State Administration of Foreign Exchange ("SAFE") for the PRC, as well as final negotiation and execution of definitive documentation for the Chinese joint venture. The companies currently expect to complete the transaction within the timeframe contemplated by the securities purchase agreement, but there can be no assurance that the remaining closing conditions will be satisfied or waived within that timeframe.

As a result, GNC will postpone the release of third quarter 2018 results from October 31, 2018 to after the market closes on November 9, 2018. A webcast and conference call to discuss the results will be held at 4:30 pm Eastern Time on that day.

To participate on the live call listeners in North America may dial 1-888-599-8686 and international listeners may dial 1-323-794-2551. It is encouraged that callers dial in 5-10 minutes prior to the start of the call. In addition, a live webcast of the call will be available on www.gnc.com via the Investor Relations section under "About GNC." A replay of this webcast will be available through November 23, 2018.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number                    Description
99.1                            Press Release, dated October 30, 2018

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated October 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Date: October 30, 2018                    By:    /s/ Tricia K. Tolivar
Tricia K. Tolivar
Executive Vice President and
Chief Financial Officer